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                                                                    EXHIBIT 10.8

                  COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT


      THIS COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT is dated as of June 25, 1998, among the banks listed on the signature pages hereof (together with their respective successors and assigns and any other bank or financial institution that becomes a party to the Bank Agreement in accordance with the terms thereof, the "BANKS"), the holders of the Senior Notes listed on the signature pages hereof (together with their respective successors and assigns, the "NOTEHOLDERS" and, together with the Banks, the "LENDERS"), Bank One, Texas, N.A., as agent under the Bank Agreement (in such capacity, together with its successors and assigns, the "FACILITY AGENT") and as collateral agent hereunder (in such capacity, together with its successors and assigns, the "COLLATERAL AGENT") and Hydril Company, a Delaware corporation (the "COMPANY").

1. PRELIMINARY STATEMENTS


      1.1 Pursuant to the separate Note Purchase Agreements, each dated as of June 25, 1998 (collectively, as amended, restated, modified or supplemented from time to time, the "NOTE AGREEMENTS"), between the Company and each of the purchasers listed in Schedule A attached thereto, the Company has issued and sold to SUCH purchasers $60,000,000 in aggregate principal amount of its 6.85% Senior Secured Notes Due June 30, 2003 (as amended, restated, modified or supplemented from time to lime, the "SENIOR NOTES"). The Noteholders are the holders of all of the Senior Notes currently outstanding.


      1.2 Pursuant to an Amended and Restated Loan Agreement, dated as of March 23, 1998, as amended by a First Amendment to Amended and Restated Loan Agreement, dated as of June 25, 1998 (as May be further amended, restated, modified or supplemented from time to time, the "BANK AGREEMENT"), among the Company, the Facility Agent and the Banks, the Banks have agreed to make available to the Company a revolving loan facility in an aggregate principal amount not to exceed $15,000,000 (the "BANK LOAN").


      1.3 Pursuant to the provisions of the Collateral Documents, the Company has granted to the Collateral Agent, for the equal and ratable benefit of the Lenders, security interests in and Liens on certain property of the Company, as more specifically described in the Collateral Documents (such property, together with (x) all amounts payable under any title insurance policy identified on Schedule A hereto and (y) all assets and property of the Company that may hereafter be subject to a Lien securing the Secured Obligations, the "COLLATERAL") to secure the payment and performance of the Secured Obligations.


      1.4 The Banks and the Noteholders wish to define their rights and obligations with respect to each other such that certain amounts received by the Collateral Agent, the Facility Agent or any Lender in connection with the Collateral and the Secured Obligations shall be shared among all Lenders equally and ratably in accordance with the respective amounts of the Secured Obligations then held by each of them, all as set forth in this Agreement


       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

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2. INTERPRETATION OF THIS AGREEMENT

      2.1.  DEFINED TERMS.

      As used in this Agreement, capitalized terms have the respective meanings specified below or set forth in the section of this Agreement referred to immediately following such term (such definitions, unless otherwise expressly provided, to be equally applicable to both the singular and plural forms of the terms defined):

            AGREEMENT, THIS -- means this Collateral Agency and Intercreditor Agreement, as it may be amended, modified, supplemented or restated from time to time.

            BANK AGREEMENT -- has the meaning set forth in Section 1.2.

            BANK EVENT OF DEFAULT -- means an "Event of Default" under, and as defined in, the Bank Agreement.

            BANK LOAN -- has the meaning set forth in Section 1.2.

            BANK SECURED OBLIGATIONS -- means, collectively, all amounts owing by the Company to the Banks and the Facility Agent, pursuant to the terms of the Bank Agreement, in respect of principal, interest, fees and expenses.

            BANKS -- has the meaning set forth in the first paragraph of this Agreement.

            COLLATERAL -- has the meaning set forth in Section 1.3.

            COLLATERAL AGENT -- has the meaning set forth in the first paragraph of this Agreement.

            COLLATERAL DOCUMENTS -- means each document set forth in Schedule A hereto (other than title insurance policies) and any other security agreement, pledge agreement, collateral assignment, mortgage or other instrument or agreement relating to the Collateral, whether existing on or entered into after the date hereof, but shall not include the Bank Agreement or the Note Agreements.

            COMPANY -- has the meaning set forth in the first paragraph of this Agreement.

            EVENT OF DEFAULT -- means, collectively, a Bank Event of Default and a Note Event of Default.

            FACILITY AGENT -- has the meaning set forth in the first paragraph of this Agreement.

            LENDERS -- has the meaning set forth in the first paragraph of this Agreement.

            LIEN -- means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title

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      retention agreement or capital lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

            MAKE-WHOLE AMOUNT -- has the meaning set forth in the Note
      Agreements.

            NOTE AGREEMENTS -- has the meaning set forth in Section 1.1.

            NOTE EVENT OF DEFAULT -- means an "Event of Default" under, and as defined in, the Note Agreements.

            NOTEHOLDER SECURED OBLIGATIONS -- means, collectively, all amounts owing by that Company to each Noteholder, pursuant to the terms of the Note Agreements and the Senior Notes, in respect of principal, interest, Make-Whole Amount, fees and expenses.

            NOTEHOLDERS -- has the meaning set forth in the first paragraph of this Agreement.

            NOTICE OF DEFAULT -- means a written notification given by or on behalf of any Lender or the Facility Agent certifying that a Bank Event of Default or a Note Event of Default, as the case may be, has occurred.

            NOTICE OF SHARED PAYMENT -- means a written notification given by or on behalf of any Lender or the Facility Agent stating that such Lender or the Facility Agent, as the case may be, has received a Shared Payment.

            PERSON -- means an individual, partnership, corporation, limited liability company or partnership, joint stock company, trust, unincorporated association, joint venture, governmental agency or other authority.

            RECEIVING LENDER -- has the meaning set forth in Section 4.4.

            REORGANIZATION -- means, with respect to any Person, (a) any distribution of the property and assets of such Person upon any voluntary or involuntary dissolution, winding up, total or partial liquidation or reorganization, (b) any bankruptcy or other action pursuant to Title 11 of the United States Code or any rule or regulation promulgated pursuant thereto with respect to such Person, (c) any insolvency, receivership or other statutory or common law proceeding or arrangement with respect to such Person, or its assets, properties or operations, (d) any readjustment of the material obligations, individually or in the aggregate, of such Person, (a) any assignment for the benefit of creditors of such Person, or
      (f) any marshalling of the assets, properties or obligations of such Person.

            REQUISITE BANKS -- means the holder or holders of at least 66-2/3% of the aggregate principal amount of the Bank Secured Obligations from time to time outstanding, exclusive of Bank Secured Obligations then owned by any one or more of the Company, any subsidiary of the Company or any affiliate of the Company.

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            REQUISITE LENDERS -- means

                        (a) the holder or holders of at least 66-2/3% of the
                  aggregate principal amount of the Noteholder Secured Obligations from time to time outstanding, and

                        (b) the holder or holders of at least 66-2/3% of the
                  aggregate principal amount of the Bank Secured Obligations from time to time outstanding,

            in each case exclusive of Noteholder Secured Obligations and Bank Secured Obligations then owned by any one or more of the Company, any subsidiary of the Company or any affiliate of the Company.

            REQUISITE NOTEHOLDERS -- means the holder or holders of at least 66-2/3% of the aggregate principal amount of the Noteholder Secured Obligations from time to time outstanding, exclusive of Noteholder Secured Obligations then owned by any one or more of the Company, any subsidiary of the Company or any affiliate of the Company.

            RESERVE ACCOUNT -- has the meaning set forth in Section 4.4.

            SECURED OBLIGATIONS -- means, collectively, the Bank Secured Obligations and the Noteholder Secured Obligations.

            SENIOR NOTES -- has the meaning set forth in Section 1.1.

            SHARED PAYMENT -- has the meaning set forth in Section 4.4.

      2.2. CERTAIN OTHER TERMS.

      The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Section references are to this Agreement unless otherwise specified. All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise specified.

3. APPOINTMENT OF COLLATERAL AGENT

      Each of the Lenders hereby appoints Bank One, Texas, N.A. as Collateral Agent to act as specified herein and as specified in any of the Collateral Documents, and Bank One Texas, N.A. hereby accepts such appointment and agrees to act as Collateral Agent hereunder.

4. SECURED OBLIGATIONS

      4.1. SECURED OBLIGATIONS PARI PASSU.

      Each of the Lenders and the Collateral Agent hereby agrees that the Liens on the Collateral secure on a pari passu basis all of the Noteholder Secured Obligations and the Bank Secured Obligations, notwithstanding:

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            (a) any contrary provisions of the Note Agreements or the Bank
      Agreement or any document executed in connection therewith;

            (b) the invalidity, or any period in time of creation, attachment or perfection, of any Lien on any Collateral;

            (c) the time or sequence in which any documentation relative or pertaining to the Note Agreements, the Bank Agreement, the Secured Obligations or the Collateral Documents was executed or delivered;

            (d) the time or sequence in which any Secured Obligations become due (whether at their stated maturity, by acceleration or otherwise) or were or are incurred; or

            (e) the time or sequence of commencement or completion of any proceeding to enforce or collect the Secured Obligations or the time or sequence in which any order or judgment in respect thereof is made or entered or any execution is obtained or registered or any other proceeding is commenced or completed.

      4.2. PAYMENTS PRIOR TO AN EVENT OF DEFAULT.

      Prior to a Note Event of Default or a Bank Event of Default, the Company shall make payments of the Noteholder Secured Obligations and the Bank Secured Obligations as due in accordance with the terms of the Note Agreements and the Bank Agreement, respectively.

      4.3. EVENT OF DEFAULT; RECEIPT OF SHARED PAYMENT.

      Each Noteholder shall give a Notice of Default or a Notice of Shared Payment, as applicable, to each other Noteholder and the Facility Agent immediately upon any Note Event of Default or the receipt by such Noteholder of a Shared Payment. Each Bank shall give a Notice of Default or a Notice of Shared Payment, as applicable, to the Facility Agent and each Noteholder immediately upon any Bank Event of Default or the receipt by any Bank of a Shared Payment.

      4.4. SHARING OF PAYMENTS.

      Each Lender and the Facility Agent (each, a "RECEIVING LENDER") agrees that any payment of any kind (including, without limitation, any payment resulting from a set-off of a deposit account) received by it on account of the Secured Obligations (each such payment, a "SHARED PAYMENT") from or on behalf of the Company at any time after the occurrence of a Note Event of Default or a Bank Event of Default is to be distributed among the Lenders, after payment therefrom of any sum (including agency fees) then due and payable under this Agreement to the Collateral Agent for its own account, equally and ratably in accordance with the respective amounts of the Secured Obligations then held by each Lender, without discrimination or preference, with any balance remaining after such distribution among the Lenders to be distributed to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Each Receiving Lender shall hold all Shared Payments received by it in trust for the benefit of all Lenders. Notwithstanding any provision in any Collateral Document setting forth priorities with respect to the application of the proceeds of any Collateral, distributions of Shared Payments (including, without limitation, proceeds from

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Collateral) shall be as set forth in this Section 4.4. To the extent that any amounts available for distribution pursuant to this Section 4.4 are attributable to the Bank Secured Obligations that relate to undrawn amounts under the Letters of Credit (as such term is defined in the Bank Agreement), such amounts shall be held in a reserve or other account unavailable to the Company (the "RESERVE ACCOUNT") to be established by the Collateral Agent. Amounts in the Reserve Account shall be used from time to time to pay the applicable Bank Secured Obligations in respect of the Letters of Credit as they become due. Any amounts remaining in the Reserve Account following the expiration or satisfaction in full of the Bank Secured Obligations for which such sums were held in reserve shall be applied against any Secured Obligations remaining unpaid in accordance with this Section 4.4.

      4.5. REMITTANCES.

      Each Receiving Lender shall remit any Shared Payment received by it to the Collateral Agent for distribution in accordance with Section 4.4. Upon receipt of any Shared Payment, the Collateral Agent shall calculate the amount of such Shared Payment distributable to each Lender pursuant to Section 4.4 as of the date the Receiving Lender received such Shared Payment and remit such amount to each Lender, accompanied by computations in reasonable detail showing the manner of calculation of the amounts distributable to each Lender pursuant to
Section 4.4.

      4.6. INVALIDATED PAYMENTS.

      If any amount distributed by the Collateral Agent to the lenders in accordance with the provisions of this Agreement is subsequently required to be returned or repaid to the Company or its representatives or successors in interest, whether by court order, settlement or otherwise, each Lender shall, promptly upon its receipt of notice thereof from the Collateral Agent, pay to the Collateral Agent the pro rata portion received by it of such amount for payment to the Company or its representatives or successors in interest. If any such amounts are subsequently recovered by any Lender from the Company or its representatives or successors in interest, such Lender shall remit such amounts to the Collateral Agent and the Collateral Agent shall redistribute such amounts to the Lenders on the same basis as such amounts were originally distributed. The obligations of the Lenders and the Collateral Agent under this Section 4.6 shall survive the repayment of the Secured Obligations and termination of the Bank Agreement and the Note Agreements.

      4.7. RECEIVING LENDER TO THE SUBROGATED TO RIGHTS OF OTHER LENDERS.

      Any Receiving Lender that has remitted any portion of a Shared Payment received by it to the Collateral Agent as provided in Section 4.5 shall, to the extent of such remittance distributed or distributable to the other Lenders, be subrogated to the rights of each of such other Lenders to receive payments from the Company applicable to the Secured Obligations owed to such other Lenders, until all Secured Obligations owed to such Receiving Lender shall be paid in full, and for purposes of such subrogation, no such payment received by such other Lenders shall, as between the Company, its creditors other than the holders of any Secured Obligations, and the holders of any Secured Obligations, be deemed to be a payment by the Company to such other Lenders or on account of their Secured Obligations, it being understood that the provisions of this
Section 4.7 are, and are intended, solely for the purpose of defining the relative rights of the holders of the Secured Obligations.

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5. COLLATERAL AGENT

      5.1. DISTRIBUTIONS AND CONSENTS.

      In making the distributions to the Lenders provided for in Section 4, the Collateral Agent may rely upon information available to it or supplied by each Lender to it with respect to the amount of Secured Obligations owing to each Lender, and the Collateral Agent shall have no liability to any Lender for actions taken in reliance on such information in the absence of its gross negligence or willful misconduct. Each of the Lenders hereby agrees, on two business days' telephonic, telecopy or similar notice from the Collateral Agent, to confirm to the Collateral Agent in writing, including by telecopy of a signed confirmation, the outstanding balance of the Secured Obligations, if any (and, if requested by the Collateral Agent, itemized as to principal, interest, fees, Make-Whole Amount, premiums and other amounts, if any), owing to such Lender as of the date or dates specified in such notice.

      5.2. EXERCISE OF RIGHTS.

            (a) Subject to clause (c) of this Section 5.2, so long as an Event of Default shall be continuing, the Collateral Agent shall not, without the written consent of either the Requisite Banks or the Requisite Noteholders, exercise any of the rights and remedies of a secured party under the Uniform Commercial Code of any applicable jurisdiction or any other applicable law, including, without limitation, by suits or proceedings in equity, at law, in bankruptcy or otherwise, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Collateral or any part thereof, or for the enforcement of any other proper, legal or equitable remedy available under applicable law. Without limitation of the foregoing and subject to clause (b) and clause (c) of this Section 5.2, so long as an Event of Default shall be continuing, the Collateral Agent shall, upon the written direction of either the Requisite Banks or the Requisite Noteholders, take any and all actions and exercise any and all rights, remedies and options which it may have under the Collateral Documents or applicable law to sell or otherwise realize upon the Collateral or any portion thereof and the Lenders shall promptly execute any and all release documents as may be requested by the Collateral Agent in connection with any such sale or realization. No provision of this Agreement shall be deemed to authorize the Collateral Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Noteholder Secured Obligations or the Bank Secured Obligations, to exercise the right of any Lender in respect thereof, or to vote in respect of the claim of any Lender in any such proceeding.

            (b) Subject to clause (c) of this Section 5.2, so long as an Event of Default shall be continuing, either the Requisite Banks or the Requisite Noteholders, by an instrument or instruments in writing executed and delivered to the Collateral Agent and providing for indemnity pursuant to Section 5.3, may direct, and at all times shall have the right to so direct, the timing, method, manner, place, price and all other aspects of realizing on the Collateral and conducting the proceedings to be taken in connection with the enforcement of the terms and conditions hereof, provided that such direction shall not be otherwise than in accordance with the provisions of applicable law or of any of the other

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      Collateral Documents, as the case may be, in which case the Collateral
      Agent shall proceed in accordance with such direction.

            (c) Notwithstanding the provisions set forth in clause (a) and clause (b) of this Section 5.2, for a period of sixty days after a Lender shall have given a Notice of Default as provided in Section 4.3, the Collateral Agent shall not be permitted to take any of the actions set forth in clause (a) or clause (b) of this Section 5.2, unless directed to do so by the Requisite Lenders, provided that, at any time after a Lender shall have given a Notice of Default as provided in Section 4.3, and one or more of the Events of Default specified in such Notice of Default is based upon clause (a), (b), (f), (g), (h) or (i) of Section 9.1 of the Bank Agreement or clause (a), (b), (f), (g), (h) or (i) of Section 11 of the Note Agreements, the Collateral Agent, at the direction of either the Requisite Banks or the Requisite Noteholders, shall notify the Company to, and the Company shall (i) establish a lock-box at the principal office of the Collateral Agent effective as of the 30th day after such Notice of Default shall have been given (or effective immediately if such 30th day shall have passed prior to the giving of such direction) and (ii) instruct all of the Company's account debtors to send payments to such lock-box; provided, however that such lock-box shall be established and such notice shall be given immediately upon the direction of the Requisite Lenders. The Collateral Agent shall deposit funds in the lockbox, on a daily basis, into a cash collateral account maintained at the principal office of the Collateral Agent. All amounts transmitted to the lock-box or deposited in the cash collateral account shall be held by the Collateral Agent for the benefit of the Lenders, as set forth in this Agreement.

            (d) Subject to clause (e) of this Section 5.2, no Lender shall commence, join in or participate in any way or cause any other Person to commence, join in or participate in any way in the exercise of any rights, remedies or options which it may have under the Collateral Documents or applicable law to sell or otherwise realize upon the Collateral or any portion thereof except with the prior written consent of the Requisite Lenders.

            (e) The Lenders shall not interfere with, or invoke or utilize any applicable law that might prevent, cause a delay in, or impede the performance or enforcement of any right of the Collateral Agent with respect to the Collateral. The Lenders further agree that they shall not at any time take any action or exercise any right, at law, in equity or otherwise, so as to disturb, infringe upon, prevent or impede or otherwise interfere with the Collateral Agent's full, complete, free and unfettered enjoyment of its right of access to any and all of the Collateral. Nothing in this clause (e) or in any other provision of this Agreement shall affect or impair the right of action, which is absolute and unconditional, of each Lender

                  (i) to accelerate any indebtedness owing to such Lender under the Bank Agreement or a Note Agreement, as applicable, following a default, or to institute suit to enforce the payment of the Noteholder Secured Obligations or the Bank Secured Obligations, as applicable, due and payable to such Lender,

                  (ii) to institute suit for any alleged breach of this
            Agreement, or

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                  (iii) to vote against, or take any other action in opposition to, any proposed plan of reorganization in a Reorganization.

      5.3. LIABILITY; INDEMNIFICATION.

      The Collateral Agent shall have no duties to the Lenders under this Agreement except those expressly set forth herein. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by it or them hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. Each of the Lenders hereby indemnifies the Collateral Agent pro rata (based upon the principal amount permitted to be outstanding under the Note Agreements and the Bank Agreement) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Collateral Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Collateral Agent in such capacity under this Agreement; provided that no party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent's gross negligence or willful misconduct. The foregoing indemnity shall survive payment of the Secured Obligations and termination of this Agreement. Without limiting the foregoing, each Lender agrees to reimburse the Collateral Agent for its pro rata share (as determined above) of all costs and expenses incurred by the Collateral Agent on behalf of the Lenders to the extent such costs and expenses are not reimbursed by the Company.

      5.4. RESIGNATION OR REMOVAL OF COLLATERAL AGENT.

      The Collateral Agent may resign and be discharged of its duties hereunder by giving written notice thereof to all holders of the Secured Obligations then outstanding. Such resignation shall take effect at the earlier of (a) thirty days after receipt of such written notice by each holder of the Secured Obligations and (b) the appointment of a successor collateral agent hereunder. The Collateral Agent may be removed at any time with or without cause by the Requisite Lenders. Upon any such resignation or removal, the Requisite Noteholders shall have the right to appoint a successor collateral agent. Upon the acceptance of any appointment as collateral agent hereunder by a successor collateral agent, such successor collateral agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Collateral Agent. After any retiring Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section 5.4 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

      5.5. EMPLOYMENT OF AGENTS AND COUNSEL.

      The Collateral Agent may execute any of its duties as Collateral Agent hereunder by or through employees, agents and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder.

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      5.6. RELIANCE ON DOCUMENTS; COUNSEL.

      The Collateral Agent shall be entitled to rely upon any notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and, with respect to legal matters, upon the opinion of counsel selected by the Collateral Agent, which counsel may be an employee of the Collateral Agent.

      5.7. COMPANY'S REIMBURSEMENT AND INDEMNIFICATION OBLIGATIONS.

      The Company hereby indemnifies the Collateral Agent, and shall immediately reimburse the Collateral Agent, for expenses incurred by the Collateral Agent on behalf of the Lenders, in connection with the execution, delivery, administration and enforcement of this Agreement and for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Collateral Agent in any way relating to or arising out of this Agreement or any other document delivered in connection herewith or the transactions contemplated hereby, or the enforcement of any of the terms hereof, provided that the Company shall not be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Collateral Agent. The obligations of the Company under this
Section 6.7 shall survive payment of the Secured Obligations and termination of this Agreement.

      5.8. RIGHTS AS LENDER.

      In the event the Collateral Agent, in its individual capacity, is a Lender, the Collateral Agent shall have the same rights and powers hereunder in such capacity as any Lender and may exercise the same as though it were not the Collateral Agent, and the term "Lender" or "Lenders" shall, at any time when the Collateral Agent is a Lender, unless the context otherwise indicates, include the Collateral Agent in its individual capacity, The Collateral Agent in its individual capacity. The Collateral Agent in its individual capacity may accept deposits from, land money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement, with the Company or any of its subsidiaries in which the Company or such subsidiary is permitted to participate with any other Person. The Collateral Agent, in its individual capacity, is not obligated to be a Lender.

6. MISCELLANEOUS

      6.1. GOVERNING LAW.

      THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      6.2. LENDER CREDIT DECISION.

      Each Lender acknowledges that it has, independently and without reliance upon any other Lender and based on the financial statements prepared by Company and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without

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reliance upon any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

      6.3. AMENDMENTS TO THIS AGREEMENT.

      This agreement may be amended only in a writing executed by all of the parties hereto (or their respective successors and assigns).

      6.4. AMENDMENTS TO OTHER DOCUMENTS.

      The Noteholders and the Banks may amend, modify, compromise, extend or otherwise change the provisions of the Note Agreements and the Bank Agreement, respectively, and may grant waivers of any covenants or provisions of their respective documents; provided, however, that

            (a) no Collateral Document shall be amended, modified, compromised or otherwise changed, and no waivers of any covenants or provisions thereof shall be granted, without the consent of the Requisite Lenders and

            (b) the Banks shall not increase the principal amount committed as of the date hereof under the Bank Agreement, and the Noteholders shall not increase the principal amount outstanding as of the date hereof under the Note Agreements, without the prior written consent of the Requisite Lenders.

Promptly after any such amendment, modification, compromise, extension, other change or waiver, each Lender shall give written notice thereof to the other Parties hereto as set forth in Section 6.10; provided, however, that the failure of the other Lenders or the Facility Agent to receive such notice shall not affect the validity of the action taken.

      6.5. COUNTERPARTS.

      This Agreement may be executed in several counterparts, each of which shall be deemed an original (whether delivered in original form or by telecopy) but all of which shall constitute one agreement, and shall constitute a binding agreement when executed by each of the parties hereto.

      6.6. SUCCESSORS AND ASSIGNS.

      This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto including any assignees of the Secured Obligations. Each Lender agrees that it will not assign any of the Secured Obligations absent an acknowledgment by the assignee thereof of the terms of this Agreement, provided that the failure of any Lender to obtain such acknowledgement shall not affect the effectiveness of the immediately preceding sentence.

      6.7. TERMINATION.

      This Agreement shall terminate upon the payment in full of all Secured Obligations and the termination of the Bank Agreement and the Note Agreements.

      6.8. COOPERATION.

      Each party hereto agrees to cooperate fully with the other parties hereto, in the exercise of its reasonable judgment, to the end that the terms and provisions of this Agreement may be promptly and fully carried out. Each party hereto also agrees, from time to time, to execute and deliver any and all other agreements, documents or instruments and to take such other actions, all as may be reasonably necessary or desirable to effectuate the terms, provisions and the intent of this Agreement.

      6.9. NO WAIVER.

      No failure or delay on the part of any Lender in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exorcise of any other right, power or remedy hereunder.

      6.10. NOTICES.

      All written communications provided for hereunder shall be sent by national overnight delivery service, with charges prepaid and (i) if to any Noteholder, addressed to such Noteholder at the address specified in Annex 1 hereto, or at such other address as such Noteholder shall have specified to the other Noteholders and the Facility Agent in writing, (ii) if to any Bank or the Facility Agent, addressed to the Facility Agent (and the Facility Agent shall forward a copy of each such communication to the Banks) at the address specified in Annex 1 hereto, or at such other address as the Facility Agent shall have specified to the Noteholders and (iii) if to the Collateral Agent, addressed to the Collateral Agent at the address specified in Annex 1 hereto, or at such other address as the Collateral Agent shall have specified to the Noteholders and the Facility Agent

      6.11. THIRD PARTY BENEFICIARIES.

      No Person (including, without limitation, the Company) other than the Lenders, the Facility Agent and the Collateral Agent and their respective successors and assigns, shall have any rights under this Agreement.



    [REMAINDER OF PAGE INTENTIONALLY BLANK. NEXT PAGE IS SIGNATURE PAGE.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


                                    NOTEHOLDERS:

                                    PRINCIPAL MUTUAL LIFE INSURANCE
                                     COMPANY


                                    By       /s/  SARAH J. PITTS
                                      -----------------------------------------
                                    Name:       Sarah J. Pitts
                                    Title:          Counsel


                                    By       /s/ AUSTIN RAMZY
                                      -----------------------------------------
                                    Name:       Austin Ramzy
                                    Title:    Assistant Director
                                            Investment Securities


                                    NIPPON LIFE INSURANCE COMPANY OF
                                     AMERICA,
                                    an Iowa corporation, by its attorney in
                                    fact,Principal Mutual Life Insurance
                                    Company, an Iowa corporation


                                    By       /s/ SARAH J. PITTS
                                      -----------------------------------------
                                    Name:       Sarah J. Pitts
                                    Title:         Counsel


                                    By        /s/ AUSTIN RAMZY
                                      -----------------------------------------
                                    Name:        Austin Ramzy
                                    Title:    Assistant Director
                                            Investment Securities


      [SIGNATURE PAGE TO COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT]

                                    BANKS:

                                    BANK ONE, TEXAS, N.A., AS A BANK


                                    By       /s/ MICHAEL A. HOSKINS
                                      -----------------------------------------
                                    Name:       Michael A. Hoskins
                                    Title:       Vice President


                                    AGENT:

                                    BANK ONE, TEXAS, N.A.,
                                    AS FACILITY AGENT AND COLLATERAL AGENT


                                    By       /s/ MICHAEL A. HOSKINS
                                      -----------------------------------------
                                    Name:       Michael A. Hoskins
                                    Title:        Vice President



      [SIGNATURE PAGE TO COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT]

AGREED AND ACKNOWLEDGED:

HYDRIL COMPANY


By       /s/ CHRISTOPHER T. SEAVER
  ------------------------------------------
Name:       Christopher T. Seaver
Title: President and Chief Executive Officer










      [SIGNATURE PAGE TO COLLATERAL AGENCY AND INTERCREDITOR AGREEMENT]

                                                                         ANNEX I


                              ADDRESSES FOR NOTICES


NOTEHOLDERS:

Principal Mutual Life Insurance Company
711 High Street
Des Moines, Iowa 50392-0800
Attention:  Investment Department - Securities
            Telephone:  (515) 248-3495
            Telecopy:   (515) 248-2490

Nippon Life Insurance Company of America
c/o Principal Mutual Life Insurance Company
711 High Street
Des Moines, Iowa 50392-0800
Attention:  Investment Department - Securities
            Telephone:  (515) 248-3495
            Telecopy:   (515) 248-2490

FACILITY AGENT:

Bank One, Texas, N.A,
910 Travis
7th Floor
Houston, Texas 77002
Attention:  Mr. Michael A. Hoskins
            Telephone:  (713) 751-6403
            Telecopy:   (713) 751-6199

COLLATERAL AGENT:

Bank One, Texas, N.A.
910 Travis
7th Floor
Houston, Texas 77002
Attention:  Mr. Michael A. Hoskins
            Telephone: (713) 751-6403
            Telecopy:  (713) 751-6199




                                  Schedule A-1

                                                                      SCHEDULE A

                              COLLATERAL DOCUMENTS

1. Security Agreement, dated as of March 23,1998, between the Company and Chase Bank of Texas, National Association.

2. Deed of Trust and Security Agreement from the Company to David L Mendez, trustee for the benefit of Chase Bank of Texas, National Association, dated as of March 23, 1998, with respect to certain real property located in Los Angeles County, California, as amended by a Modification to Deed of Trust and Extension Agreement, dated as of June 25,1998.

3. Chicago Title Insurance Company, policy number 008135152, issued April 14,1998 in the amount of $5,000,000, with respect to the real property described in item #2.

4. Deed of Trust and Security Agreement from the Company to David L Mendez, trustee for the benefit of Chase Bank of Texas, National Association, dated as of March 23, 1998, with respect to certain real property located in Harris County, Texas, as amended by a Modification to Deed of Trust and Extension Agreement, dated as of June 25, 1998.

5. Lawyers Title Insurance Company, policy number 9100-624208, issued April 9, 1998 in the amount of $13,000,000, with respect to the real property described in item #4.

6. Pledge, dated as of March 23, 1998, between the Company and Chase Bank of Texas, National Association, together with the stock certificates and stock powers in respect of the pledged securities covered by such Pledge.

7. The following UCC-1 financing statements, naming the Company as debtor and Chase Bank of Texas, National Association as secured party:

      Jurisdiction                               Filing Information
      ------------                               ------------------
      Harris County Clerk,
         Harris County, Texas                    No. S956126, filed 4/9/98
      Los Angeles County Clerk,
         Los Angeles County, California          No. 98-876324, filed 5/26/98
      Department of Natural Resources, Alaska    No. 445487, filed 4/14/98
         Secretary of State of California        No. 9810360861, filed 4/13/98
      East Baton Rouge Clerk of Court,
         East Baton Rouge Parish, Louisiana      No. 17-1148101, filed 4/13/98
      Oklahoma County Clark (Central Filing),
         Oklahoma County, Oklahoma               No. NO2916, filed 4/13/98
      Secretary of State of Texas                No. 98-074774, filed 4/13/98
      Secretary of State of Wyoming              No. 98 103151A04, filed 4/13/98
      Natrona County Clerk, Natrona County,
         Wyoming                                 No. U860809, filed 4/14/98

                                  Schedule A-2

8. Second Lien Deed of Trust and Security Agreement from the Company to Christopher T. Klimko, trustee for the benefit of Bank One, Texas, N.A., dated as of June 25, 1998, with respect to certain real property located in Los Angeles County, California.

9. Second Lien Deed of Trust and Security Agreement from the Company to Christopher T. Klimko, trustee for the benefit of Bank One, Texas, N.A., dated as of June 25, 1998, with respect to certain real property located in Harris County, Texas.

10. The following UCC-3 financing statements, naming Bank One, Texas, N.A., as assignee of the secured party (Chase Bank of Texas, National Association):

      Jurisdiction                                 Filing Information
      ------------                                 ------------------
      Harris County Clerk,
         Harris County, Texas
      Los Angeles County Clark,
         Los Angeles County, California
      Department of Natural Resources, Alaska
      Secretary of State of California
      East Baton Rouge Clerk of Court,
         East Baton Rouge Parish, Louisiana
      Oklahoma County Clerk (Central Filing),
         Oklahoma County, Oklahoma
      Secretary of State of Texas
      Secretary of State of Wyoming
      Natrona County Clerk, Natrona County,
         Wyoming

11. Master Ratification, Security and Pledge Agreement, dated as of June 25, 1998, between the Company and the Collateral Agent.

12.   Environmental Risk Agreement, dated as of June 25, 1998, by the Company.

13.   Insurance Requirements Agreement, dated as of June 25, 1998, by the
      Company.

                                  Schedule A-3